Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer to Exchange Warrants to Acquire Shares of Common Stock
of
Westrock Coffee Company
for
Shares of Common Stock
of
Westrock Coffee Company
and
Consent Solicitation

THE OFFER AND CONSENT SOLICITATION (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON SEPTEMBER 26, 2024, OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND THE OFFER. WARRANTS (AS DEFINED BELOW) TENDERED PURSUANT TO THE OFFER AND CONSENT SOLICITATION (EACH AS DEFINED BELOW) MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE TENDER OF THE RELATED WARRANTS, AND THE WITHDRAWAL OF ANY WARRANTS WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.

The Exchange Agent for the Offer and Consent Solicitation is:

By Mail:	By Express or Overnight Courier Delivery:

Computershare Trust Company, N.A. c/o Voluntary Corporate Action; COY: WRCC P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: WRCC 150 Royall Street Suite V Canton, MA 02021

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (AS IT MAY BE AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THIS “LETTER OF TRANSMITTAL AND CONSENT”), THE WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED — PROPERLY INSURED — IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS, AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

Westrock Coffee Company, a Delaware corporation (the “Company,” “we,” “our,” and “us”), has delivered to the undersigned a copy of the prospectus/offer to exchange, dated August 28, 2024 (as it may be amended and supplemented from time to time, the “Prospectus/Offer to Exchange”) of the Company and this Letter of Transmittal and Consent, which together set forth the offer of the Company to each holder of the Company’s outstanding warrants (collectively, the “warrants”) to purchase shares of common stock, par value $0.01 per share (“common shares”), to receive 0.290 common shares in exchange for each warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”).

The Offer is being made to all holders of our warrants, including the public warrants and the private placement warrants.

Each warrant entitles the holder to purchase one common share at a price of $11.50 per share, subject to adjustments pursuant to the Warrant Agreement (as defined below). The public warrants are quoted on The Nasdaq Global Market (the “Nasdaq”) under the symbol “WESTW.” As of August 27, 2024, a total of 17,118,063 public warrants and 2,026,046 private placement warrants, respectively, were outstanding. Pursuant to the Offer, the Company is offering up to an aggregate of 5,551,792 common shares in exchange for all of our outstanding warrants.

Concurrently with the Offer, the Company is also soliciting consents (the “Consent Solicitation”) from holders of the warrants to amend (the “Warrant Agreement Amendment”) that certain amended and restated warrant agreement, dated as of August 25, 2022, by and between the Company and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, as warrant agent (the “Warrant Agreement”), to permit the Company to require that each public warrant or private placement warrant that is outstanding upon the closing of the Offer be exchanged for 0.261 common shares, which is a ratio 10% less than the exchange ratio applicable to the Offer.

Pursuant to the terms of the Warrant Agreement, the proposed Warrant Agreement Amendment requires the vote or written consent of holders of 50% of the outstanding public warrants to amend the Warrant Agreement with respect to the public warrants and 50% of the number of the outstanding private placement warrants to amend the Warrant Agreement with respect to the private placement warrants. Therefore, if holders of 50% of the outstanding public warrants consent to the Warrant Agreement Amendment, the Warrant Agreement Amendment will be adopted with respect to the public warrants, regardless of the percentage of private placement warrants that consent to the Warrant Agreement Amendment. Similarly, if holders of 50% of the outstanding private placement warrants consent to the Warrant Agreement Amendment, the Warrant Agreement Amendment will be adopted with respect to the private placement warrants, regardless of the percentage of public warrants that consent to the Warrant Agreement Amendment.

Parties representing approximately 48.8% of the outstanding public warrants and 95.0% of the outstanding private placement warrants have agreed to tender their public warrants and private placement warrants (as applicable) in the Offer and consent to the Warrant Agreement Amendment in the Consent Solicitation pursuant to a tender and support agreement. Accordingly, if holders of an additional approximately 1.2% of the outstanding public warrants consent to the Warrant Agreement Amendment, and the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived, then the Warrant Agreement Amendment will be adopted with respect to the public warrants. With respect to the private placement warrants, because holders of approximately 95.0% of the outstanding private placement warrants have agreed to consent to the Warrant Agreement Amendment, if the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived, then the Warrant Agreement Amendment will be adopted with respect to the private placement warrants.

Holders of warrants may not consent to the Warrant Agreement Amendment without tendering warrants in the Offer and holders may not tender such warrants without consenting to the Warrant Agreement Amendment. The consent to the Warrant Agreement Amendment is a part of this Letter of Transmittal and Consent relating to the warrants and, therefore, by tendering warrants for exchange, holders will be delivering to us their consent to the Warrant Agreement Amendment. Warrant holders may revoke consent at any time prior to the Expiration Date by withdrawing the warrants holders have tendered in the Offer.

Warrants not exchanged for common shares pursuant to the Offer will remain outstanding subject to their current terms, or amended terms if the Warrant Agreement Amendment is approved. If the Warrant Agreement Amendment is approved with respect to a designation of warrants, the Company intends to require the exchange of all outstanding warrants of such designation for common shares as provided in the Warrant Agreement Amendment.

The Offer and Consent Solicitation is made solely upon the terms and conditions in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The Offer and Consent Solicitation will be open until 5:00 p.m., Eastern Time, on September 26, 2024, or such later time and date to which the Company may extend (the period during which the Offer and Consent Solicitation is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”).

Each holder whose warrants are exchanged pursuant to the Offer and Consent Solicitation will receive 0.290 common shares for each warrant tendered by such holder and exchanged. Any warrant holder that participates in the Offer and Consent Solicitation may tender less than all of its warrants for exchange.

No fractional common shares will be issued pursuant to the Offer. In lieu of issuing fractional shares, any holder of warrants who would otherwise have been entitled to receive fractional shares pursuant to the Offer will, after aggregating all such fractional shares of such holder, be paid in cash (without interest) in an amount equal to such fractional part of a share multiplied by the last sale price of our common shares on the Nasdaq on the last trading day of the Offer Period, less any applicable withholding taxes. Our obligation to complete the Offer is not conditioned on the receipt of a minimum number of tendered warrants.

The Company may withdraw the Offer and Consent Solicitation only if the conditions to the Offer and Consent Solicitation are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, the Company will return the tendered warrants to the holders (and the related consent to the Warrant Agreement Amendment will be revoked).

This Letter of Transmittal and Consent is to be used to accept the Offer and Consent Solicitation if the applicable warrants are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Except in instances where a holder intends to tender warrants through ATOP, the holder should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action it desires to take with respect to the Offer and Consent Solicitation.

Holders of warrants tendering warrants by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute, and deliver this Letter of Transmittal and Consent. DTC participants accepting the Offer and Consent Solicitation may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an “Agent’s Message” to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal and Consent by the DTC participant identified in the Agent’s Message.

As used in this Letter of Transmittal and Consent with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the warrants.

THE OFFER AND CONSENT SOLICITATION IS NOT MADE TO THOSE HOLDERS WHO RESIDE IN STATES OR OTHER JURISDICTIONS WHERE AN OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL.

PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT BEGINNING ON PAGE 13 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT.

DESCRIPTION OF WARRANTS TENDERED

List below the warrants to which this Letter of Transmittal and Consent relates. If the space below is inadequate, list the registered warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal and Consent.

DESCRIPTION OF WARRANTS TENDERED
Name(s) and Address(es) of Registered Warrant Holder(s)	Warrants Tendered
(Please fill in exactly as name(s) appear(s) on the Warrant register	(Attach additional list if necessary)

ACCOUNT NUMBER
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3	Number of Warrants Tendered
ADD 4
ADD 5
ADD 6
TOT SHARES <<tot_wnts>>

☐     CHECK HERE IF THE WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the warrants to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer and Consent Solicitation, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and Consent, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such warrants all provisions of this Letter of Transmittal and Consent (including consent to the Warrant Agreement Amendment, if applicable, and all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal and Consent to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Westrock Coffee Company
c/o Computershare Trust Company, N.A., as Exchange Agent
150 Royall Street, Suite V

Canton, MA 02021
Attn: Corporate Actions

Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:

(i)	tenders to the Company for exchange pursuant to the Offer and Consent Solicitation the number of warrants indicated above under “Description of Warrants Tendered — Number of Warrants Tendered”;

(ii)	subscribes for the common shares issuable upon the exchange of such tendered warrants pursuant to the Offer and Consent Solicitation, being 0.290 common shares for each warrant so tendered for exchange; and

(iii)	consents to the Warrant Agreement Amendment.

Except as stated in the Prospectus/Offer to Exchange, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.

If the undersigned holds warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of “Instructions Form” in the form attached to the “Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies, and Other Nominees” which was sent to the undersigned by the Company with this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.

If the undersigned is not the registered holder of the warrants indicated under “Description of Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of warrants held through DTC, the DTC participant for whose account such warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such warrants on behalf of the holder thereof, and such proxy is being delivered to the Exchange Agent with this Letter of Transmittal and Consent.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any warrants properly tendered and not withdrawn that are accepted for exchange will be exchanged for common shares. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the warrants tendered (including any warrants tendered after the Expiration Date). If any warrants are not accepted for exchange for any reason, or if tendered warrants are withdrawn, such unexchanged or withdrawn warrants will be returned without expense to the tendering holder, if applicable, and the related consent to the Warrant Agreement Amendment will be revoked.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any warrants properly tendered and not validly withdrawn that are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Agreement Amendment. A holder of warrants may not consent to the Warrant Agreement Amendment without tendering his or her warrants in the Offer, and a holder of warrants may not tender his or her warrants without consenting to the Warrant Agreement Amendment. A holder may revoke his or her consent to the Warrant Agreement Amendment at any time prior to the Expiration Date by withdrawing the warrants he or she has tendered. Subject to, and effective upon, the Company’s acceptance of the undersigned’s tender of warrants for exchange pursuant to the Offer and Consent Solicitation as indicated under “Description of Warrants Tendered — Number of Warrants Tendered” above, the undersigned hereby:

(i)	assigns and transfers to, or upon the order of, the Company, all right, title, and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such warrants;

(ii)	waives any and all rights with respect to such warrants;

(iii)	releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such warrants;

(iv)	acknowledges that the Offer may be extended, modified, suspended, or terminated by the Company as provided in the Prospectus/Offer to Exchange; and

(v)	acknowledges the future value of the warrants is unknown and cannot be predicted with certainty.

The undersigned understands that tenders of warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and Consent Solicitation.

Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(i)	transfer ownership of such warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;

(ii)	present such warrants for transfer of ownership on the books of the Company;

(iii)	cause ownership of such warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)	receive all benefits and otherwise exercise all rights of beneficial ownership of such warrants;

all in accordance with the terms of the Offer and Consent Solicitation, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent.

The undersigned hereby represents, warrants, and agrees that:

(i)	the undersigned has full power and authority to tender the warrants tendered hereby and to sell, exchange, assign, and transfer all right, title, and interest in and to such warrants;

(ii)	the undersigned has full power and authority to subscribe for all of the common shares issuable pursuant to the Offer and Consent Solicitation in exchange for the warrants tendered hereby;

(iii)	the undersigned has good, marketable, and unencumbered title to the warrants tendered hereby, and upon acceptance of such warrants by the Company for exchange pursuant to the Offer and Consent Solicitation, the Company will acquire good, marketable, and unencumbered title to such warrants, in each case, free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations of any kind, and not subject to any adverse claim;

(iv)	the undersigned has full power and authority to consent to the Warrant Agreement Amendment;

(v)	the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)	the undersigned has received and reviewed the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent, and the Warrant Agreement Amendment;

(vii)	the undersigned acknowledges that none of the Company, the information agent, the Exchange Agent, the dealer manager, or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to the undersigned with respect to the Company, the Offer and Consent Solicitation, the warrants, or the common shares, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

(viii)	the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly;

(ix)	the undersigned understands that tenders of warrants pursuant to the Offer and Consent Solicitation and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer and Consent Solicitation;

(x)	the undersigned is voluntarily participating in the Offer; and

(xi)	the undersigned agrees to all of the terms of the Offer and Consent Solicitation.

Unless otherwise indicated under “Special Issuance Instructions” below, the Company will issue, in the name(s) of the undersigned as indicated under “Description of Warrants Tendered” above, the common shares to which the undersigned is entitled pursuant to the terms of the Offer and Consent Solicitation in respect of the warrants tendered and exchanged pursuant to this Letter of Transmittal and Consent. If the “Special Issuance Instructions” below are completed, the Company will issue such common shares in the name of (and pay cash in lieu of any fractional shares to) the person or account indicated under “Special Issuance Instructions.”

The undersigned agrees that the Company has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal and Consent to effect the transfer of any warrants from the holder(s) thereof if the Company does not accept for exchange any of the warrants tendered pursuant to this Letter of Transmittal and Consent.

The acknowledgments, representations, warranties, and agreements of the undersigned in this Letter of Transmittal and Consent will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer and Consent Solicitation. The authority conferred or agreed to be conferred in this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors, and assigns of the undersigned.

The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors (including tax advisors) as to the consequences of participating or not participating in the Offer and Consent Solicitation.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS, INCLUDING INSTRUCTIONS 3, 4, AND 5)

To be completed ONLY if the common shares issued pursuant to the Offer and Consent Solicitation in exchange for warrants tendered hereby and any warrants delivered to the Exchange Agent herewith but not tendered and exchanged pursuant to the Offer and Consent Solicitation are to be issued in the name of someone other than the undersigned. Issue all such common shares and untendered warrants to:

Name:

Address:

(PLEASE PRINT OR TYPE ON THE ABOVE LINES)
(INCLUDE ZIP CODE)
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE
(SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9
OR
APPROPRIATE IRS FORM W-8)

By completing, executing, and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders the warrants indicated in the table above titled “Description of Warrants Tendered.”

SIGNATURES REQUIRED

Signature(s) of Registered Holder(s) of Warrants

Name:

Address:

Date:

(The above lines must be signed by the registered holder(s) of warrants as the name(s) appear(s) on the warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal and Consent. If warrants to which this Letter of Transmittal and Consent relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal and Consent.)

Name:

Capacity:

Address:

Area Code and Telephone Number:

(PLEASE PRINT OR TYPE)
(INCLUDE ZIP CODE)

GUARANTEE OF SIGNATURE(S) (IF REQUIRED)
(SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)

Certain signatures must be guaranteed by Eligible Institution.

Signature(s) guaranteed by an Eligible Institution:

Authorized Signature

Title

Name of Firm

Address, Including Zip Code

Area Code and Telephone Number

Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND
CONSENT SOLICITATION

1.            Delivery of Letter of Transmittal and Consent and Warrants. This Letter of Transmittal and Consent is to be used only if tenders of warrants are to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.

Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for warrants to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)            timely confirmation of the transfer of such warrants to the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”);

(ii)           either a properly completed and duly executed Letter of Transmittal and Consent, or a properly transmitted “Agent’s Message” if the tendering warrant holder has not delivered a Letter of Transmittal and Consent; and

(iii)          any other documents required by this Letter of Transmittal and Consent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.

Delivery of a Letter of Transmittal and Consent to the Company or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company or DTC.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, TENDERED WARRANTS, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED — PROPERLY INSURED — IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS, AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered warrants.

2.            Guaranteed Delivery. Warrant holders desiring to tender warrants pursuant to the Offer but whose warrants cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender warrants, as long as all of the following conditions are satisfied:

(i)            the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);

(ii)           properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal and Consent (with any required signature guarantees) must be received by the Exchange Agent, at its address set forth in this Letter of Transmittal and Consent, prior to the Expiration Date; and

(iii)          a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all warrants delivered electronically, in each case, together with a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal and Consent, an Agent’s Message in accordance with ATOP), and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within one day that the Nasdaq is open for trading after the date the exchange agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

A warrant holder may deliver the Notice of Guaranteed Delivery by mail, overnight courier, or electronic mail transmission to the Exchange Agent.

Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.

3.            Signatures on Letter of Transmittal and Consent and Other Documents. For purposes of the tender and consent procedures set forth in this Letter of Transmittal and Consent, the term “registered holder” means any person in whose name warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the warrants.

If this Letter of Transmittal and Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the Exchange Agent proper evidence satisfactory to the Company of the authority so to act and such signature or stock power must be guaranteed by an Eligible Institution.

4.            Guarantee of Signatures. No signature guarantee is required if:

(i)            this Letter of Transmittal and Consent is signed by the registered holder of the warrants exactly as the name of the registered holder appears on such warrants and such holder has not completed the box titled “Special Issuance Instructions;” or

(ii)            such warrants are tendered for the account of an “Eligible Institution.” An “Eligible Institution” is a bank, broker dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the U.S. Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT BY COMPLETING AND SIGNING THE TABLE TITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.

5.            Warrants Tendered. Any warrant holder who chooses to participate in the Offer and Consent Solicitation may exchange some or all of such holder’s warrants pursuant to the terms of the Offer and Consent Solicitation.

6.            Inadequate Space. If the space provided under “Description of Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of warrants being delivered herewith, and number of such warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal and Consent.

7.            Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of warrants by a registered holder to the Company in the Offer and Consent Solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

(i)            if common shares are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal and Consent; or

(ii)            if tendered warrants are registered in the name of any person other than the person signing this Letter of Transmittal and Consent.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal and Consent, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the warrants tendered by such holder.

8.            Validity of Tenders. All questions as to the number of warrants to be accepted, and the validity, form, eligibility (including time of receipt), and acceptance of any tender of warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of warrants it determines not to be in proper form or to reject those warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular warrants, whether or not similar defects or irregularities are waived in the case of other tendered warrants. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the instructions hereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of warrants must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the information agent, the dealer manager, or any other person is or will be obligated to give notice of any defects or irregularities in tenders of warrants, and none of them will incur any liability for failure to give any such notice. Tenders of warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any warrants received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the Expiration Date. Warrant holders who have any questions about the procedure for tendering warrants in the Offer and Consent Solicitation should contact the information agent at the address and telephone number indicated herein. Warrants properly tendered and not validly withdrawn that are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Agreement Amendment.

9.            Waiver of Conditions. The Company reserves the absolute right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange titled “The Offer and Consent Solicitation — General Terms — Conditions to the Offer and Consent Solicitation.”

10.            Withdrawal. Tenders of warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange titled “The Offer and Consent Solicitation — Procedure for Tendering Warrants for Exchange and Consenting to the Warrant Amendment — Withdrawal Rights.” Warrant holders can withdraw tendered warrants at any time prior to the Expiration Date, and warrants that the Company has not accepted for exchange by September 27, 2024 may thereafter be withdrawn at any time after such date until such warrants are accepted by the Company for exchange pursuant to the Offer and Consent Solicitation. Except as otherwise provided in the Prospectus/Offer to Exchange, in order for the withdrawal of warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange titled “The Offer and Consent Solicitation — Procedure for Tendering Warrants for Exchange and Consenting to the Warrant Amendment — Withdrawal Rights” must be timely received from the holder by the exchange agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding. None of the Company, the Exchange Agent, the information agent, the dealer manager, or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer and Consent Solicitation. However, at any time prior to the Expiration Date, a warrant holder may re-tender withdrawn warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. Consents may be revoked only by withdrawing the related warrants, and the withdrawal of any warrants will automatically constitute a revocation of the related consents.

11.            IRS Form W-9 or IRS Form W-8. Failure to provide a properly completed and signed IRS Form W-9 or applicable IRS Form W-8 (and any required attachments thereto) may result in U.S. federal backup withholding with respect to any cash paid in lieu of fractional shares and may result in a penalty imposed by the U.S. Internal Revenue Service. If the tendering warrant holder is a U.S. person, complete and sign the accompanying IRS Form W-9 to certify (i) such holder’s taxpayer identification number, generally the holder’s social security or employer identification number and (ii) that such holder is not subject to U.S. federal backup withholding. If the tendering holder is not a U.S. person, complete and sign an applicable IRS Form W-8 (and any required attachments thereto) to certify such holder’s non-U.S. status. The applicable IRS Form W-8 and instructions for completing such form may be obtained at www.irs.gov. Tendering warrant holders should consult their tax advisors regarding the completion of IRS Form W-9 or an applicable IRS Form W-8 and the application of the backup withholding rules.

12.            Questions and Requests for Assistance and Additional Copies. Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal and Consent, or other materials, in writing to the information agent for the Offer and Consent Solicitation at:

The Information Agent for the Offer and Consent Solicitation is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call: (212) 256-9086
Call Toll Free: (800) 829-6554
Email: WESTW@dfking.com

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT, OR THE “AGENT’S MESSAGE” (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL AND CONSENT), TOGETHER WITH THE TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person** | **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page **2**

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

The Exchange Agent for the Offer and Consent Solicitation is:

150 Royall Street, Suite V

Canton, MA 02021

Attention: Corporate Actions

Questions or requests for assistance may be directed to the information agent at the address and telephone number listed below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent, and the Notice of Guaranteed Delivery may also be obtained from the information agent. Any warrant holder may also contact its broker, dealer, commercial bank, or trust company for assistance concerning the Offer and Consent Solicitation.

The Information Agent for the Offer and Consent Solicitation is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call: (212) 256-9086
Call Toll Free: (800) 829-6554
Email: WESTW@dfking.com